Exhibit 99.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Emanuel J. Friedman, Co-Chairman and Co-Chief Executive Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman, Billings, Ramsey Group, Inc. on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of Friedman, Billings, Ramsey Group, Inc.

May 15, 2003	By: /s/ Emanuel J. Friedman Name: Emanuel J. Friedman Title: Co-Chairman and Co-Chief Executive Officer

     I, Eric F. Billings, Co-Chairman and Co-Chief Executive Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman, Billings, Ramsey Group, Inc, on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of Friedman, Billings, Ramsey Group, Inc.

May 15, 2003	By: /s/ Eric F. Billings Name: Eric F. Billings Title: Co-Chairman and Co-Chief Executive Officer

     I, Kurt R. Harrington, Chief Financial Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman, Billings, Ramsey Group, Inc. on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of Friedman, Billings, Ramsey Group, Inc.

May 15, 2003	By: /s/ Kurt R. Harrington Name: Kurt R. Harrington Title: Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Friedman, Billings, Ramsey Group, Inc. and will be retained by Friedman, Billings, Ramsey Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.